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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of report (Date of earliest event reported): September 16, 2001



                                  ACCENTURE LTD
               (Exact Name of Registrant as Specified in Charter)


          Bermuda                   001-16565                  98-0341111
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)

                                   Cedar House
                                 41 Cedar Avenue
                             Hamilton HM12, Bermuda
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (441) 296-8262


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.       Other Events
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              On September 16, 2001, Accenture Ltd issued a press release announcing preliminary fourth quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)  Exhibits

              99.1     Press Release, dated September 16, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   ACCENTURE LTD


                                                   By: /s/ Douglas G. Scrivner
                                                      --------------------------
                                                   Name:    Douglas G. Scrivner
                                                   Title:   General Counsel and
                                                            Secretary

Date:  September 17, 2001
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                                INDEX TO EXHIBITS


Exhibit Number              Exhibit
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99.1                        Press Release, dated September 16, 2001